Exhibit 10.7
FIFTH AMENDMENT
THIS FIFTH AMENDMENT (this “Amendment”) dated as of November 1, 2022 (the “Fifth Amendment Effective Date”) to the Credit Agreement referred to below is by and among ABM INDUSTRIES INCORPORATED, a Delaware corporation (the “Company”), the Designated Borrowers identified on the signature pages hereto, the Subsidiary Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H
WHEREAS, the Company, the Designated Borrowers identified therein, the Lenders identified therein and the Administrative Agent are parties to the Credit Agreement dated as of September 1, 2017 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”); and
WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.
2.Amendment. In the definition of “Benchmark Replacement” in Section 1.01 of the Credit Agreement clauses (1)(a) and (1)(b) are amended and restated in their entirety to read as follows:
(a)the sum of: (i) Term SOFR and (ii) 0.10% (10.00 basis points), or
(b)the sum of: (i) Daily Simple SOFR and (ii) 0.10% (10.00 basis points);
3.Condition to Effectiveness. This Amendment shall become effective on the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Loan Parties, the Lenders and the Administrative Agent.
4.Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment (a) the representations and warranties made by such Loan Party in or pursuant to the Loan Documents shall be true and correct (i) in the case of the representations and warranties qualified as to materiality or Material Adverse Effect, in all respects and (ii) otherwise, in all material respects, in each case on and as of such date, except in the case of any such representation and warranty that specifically relates to an earlier date, in which case such representation and warranty shall be so true and correct on and as of such earlier date and (b) no Default has occurred and is continuing.
5.No Other Changes. Except as specifically amended hereby, all other terms of the Credit Agreement and the other Loan Documents shall remain in full force and effect according to its terms.
6.Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment does not operate to reduce or discharge its obligations under the Loan Documents.

7.Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment shall in no manner impair or otherwise adversely affect any of the Liens granted by it in or pursuant to the Loan Documents.
8.This Amendment is a Loan Document. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.
9.Counterparts; Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart. Subject to Section 9.19 of the Credit Agreement, execution of this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper based recordkeeping system, as the case may be.
10.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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IN WITNESS WHEREOF the parties hereto have caused this Fifth Amendment to be duly executed on the date first above written.
BORROWERS:    ABM INDUSTRIES INCORPORATED, a Delaware corporation

By:    /s/ Earl R. Ellis
Name: Earl R. Ellis
Title: Executive Vice President and
    Chief Financial Officer

ABM AVIATION UK LIMITED,
a company incorporated and registered in England as a private company limited by shares

By:    /s/ John King
Name: John King
Title: Director

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SUBSIDIARY
GUARANTORS:     ABM AVIATION, INC., a Georgia corporation
ABM BUILDING & ENERGY SOLUTIONS, LLC,
a Delaware limited liability company
ABM BUILDING SERVICES, LLC, a Delaware limited liability company
ABM BUILDING SOLUTIONS, LLC, a Delaware limited liability company
ABM ELECTRICAL & LIGHTING SERVICES, LLC,
a Delaware limited liability company
ABM ELECTRICAL & LIGHTING SOLUTIONS, INC.,
a Delaware corporation
ABM ELECTRICAL POWER SERVICES, LLC,
a Delaware limited liability company
ABM ELECTRICAL POWER SOLUTIONS, LLC,
a Delaware limited liability company
ABM FRANCHISING GROUP, LLC, a Delaware limited liability company
ABM GENERAL SERVICES, INC., a Delaware corporation
ABM HEALTHCARE SUPPORT SERVICES, INC., a Michigan corporation
ABM INDUSTRIAL SERVICES, INC., a Delaware corporation
ABM INDUSTRY GROUPS, LLC, a Delaware limited liability company
ABM TEXAS GENERAL SERVICES, INC., a Delaware corporation
ASSOCIATED FACILITY VENTURES, LLC,
a Nevada limited liability company
ERIE ACQUISITION HOLDINGS, INC., a Delaware corporation
ERIE MERGER HOLDINGS, LLC, a Delaware limited liability company
GCA CLEANING SPECIALTIES, L.P., a Texas limited partnership
GCA EDUCATION SERVICES CENTRAL STATES, INC.,
an Illinois corporation
GCA EDUCATION SERVICES OF NEW ENGLAND, LLC,
a Delaware limited liability company
GCA EDUCATION SERVICES, INC., a Tennessee corporation
GCA INTERMEDIATE HOLDING CORP., a Delaware corporation
GCA K12 EDUCATION SERVICES, INC., a Texas corporation
GCA NUCLEAR FACILITY SERVICES, INC., a Texas corporation
GCA PRODUCTION SERVICES, INC., a Delaware corporation
GCA SERVICES GROUP MOUNTAIN STATES, L.P.,
a Texas limited partnership
GCA SERVICES GROUP OF CALIFORNIA, INC., a California corporation
GCA SERVICES GROUP OF COLORADO, INC., a Colorado corporation
GCA SERVICES GROUP OF NORTH CAROLINA, INC.,
a North Carolina corporation
GCA SERVICES GROUP OF NORTHWESTERN STATES, INC., a Washington corporation

By:    /s/ Dean A. Chin
Name: Dean A. Chin
Title:    Treasurer

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GCA SERVICES GROUP, INC., a Delaware corporation
GCA STAFFING SERVICES, INC., a Delaware corporation
GRADE SUB TWO, LLC, a Delaware limited liability company
LINC FACILITY SERVICES IRAQ, LLC, a Delaware limited liability company
LINC FACILITY SERVICES ME, LLC, a Delaware limited liability company
LINC INTERNATIONAL, INC., a Delaware corporation
NATIONAL BUILDING MAINTENANCE CORP., a Delaware corporation
ONESOURCE HOLDINGS, LLC, a Delaware limited liability company
ONESOURCE SERVICES LLC, a Delaware limited liability company
ASSOCIATED FACILITY MANAGEMENT, LLC,
a Nevada limited liability company
GCA SERVICES GROUP OF TEXAS, L.P., a Texas limited partnership

By:    /s/ Dean A. Chin
Name: Dean A. Chin
Title:    Treasurer

ABM FACILITY SUPPORT SERVICES, LLC,
a Delaware limited liability company

By:    /s/ Andrew Sherman
Name: Andrew Sherman
Title:    President

CROWN ENERGY SERVICES, INC., a California corporation
ABLESERVE MANAGEMENT COMPANY, a California corporation
ABLE ADVANTAGE ACQUISITION, INC., a Delaware corporation
CROWN BUILDING MAINTENANCE CO., a California corporation

By:    /s/ Earl R. Ellis
Name:    Earl R. Ellis
Title:    Chief Financial Officer

AES MGMT LLC, a California limited liability company
By:    CROWN ENERGY SERVICES, INC., its sole member

By:    /s/ Earl R. Ellis
Name:    Earl R. Ellis
Title:    Chief Financial Officer

CBM MGMT LLC, a California limited liability company
By:    CROWN BUILDING MAINTENANCE CO., its sole member

By:    /s/ Earl R. Ellis
Name:    Earl R. Ellis
Title:    Chief Financial Officer

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ADMINISTRATIVE AGENT:        BANK OF AMERICA, N.A., as Administrative Agent

By:    /s/ Elizabeth Uribe
Name:    Elizabeth Uribe
Title:    Assistant Vice President

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LENDERS:    BANK OF AMERICA, N.A., as Lender

By:    /a/ Jana L. Baker
Name:    Jana L. Baker
Title:    Senior Vice President

    JPMORGAN CHASE BANK, N.A.

By:    /s/ Sean Brodkin
Name:    Sean Bodkin
Title:    Vice President

    U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Mark Irey
Name:    Mark Irey
Title:    Vice President

    MUFG BANK, LTD. (F/K/A THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.)

By:    /s/ Richard Ferrara
Name:    Richard Ferrara
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,

By:    /s/ Andrew Payne
Name:    Andrew Payne
Title:    Managing Director

    PNC BANK N.A.

By:    /s/ Matthew Bronczyk
Name:    Matthew Bronczyk
Title:    Vice President

CITIZENS BANK, N.A.

By:    /s/ Angela Reilly
Name:    Angela Reilly
Title:    Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By:    /s/ Jack Kelly
Name:    Jack Kelly
Title:    Senior Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION

By:    /s/ Timothy Miller.
Name:    Timothy Miller
Title:    Duly Authorized Signatory

KEYBANK NATIONAL ASSOCIATION,

By:    /s/ Suzannah Valdivia
Name:    Suzannah Valdivia
Title:    Senior Vice President

TRUIST BANK

By:    /s/ Anika Kirs
Name:    Anika Kirs
Title:    Director

    FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:    /s/ Walter Grote
Name:    Walter Grote
Title:    Officer

    BANK OF THE WEST

By:    /s/ Nicki Schroeder
Name:    Nicki Schroeder
Title:    Director

GOLDMAN SACHS LENDING PARTNERS LLC

By:    /s/ Keshia Leday
Name:    Keshia Leday
Title:    Authorized Signatory

BANKUNITED, N.A.

By:     /s/ Craig Kincade
Name:    Craig Kincade
Title:    Senior Vice President

THE NORTHERN TRUST COMPANY

By:    /s/ Andrew D. Holtz
Name:    Andrew D. Holtz
Title:    Senior Vice President

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